Exhibit 99.2

Q3 2024 Earnings Presentation November 8, 2024

Disclaimers

Forward Looking Statements

This presentation contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although CompoSecure believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, CompoSecure cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning CompoSecure's possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. In some instances, these statements may be preceded by, followed by or include the words "believes," "estimates," "expects," "projects," "forecasts," "may," "will," "should," "seeks," "plans," "scheduled," "anticipates" or "intends" or the negatives of these terms or variations of them or similar terminology. Forward- looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could affect the CompoSecure's future results and could cause those results or other outcomes to differ materially from those expressed or implied in these forward-looking statements: the ability of CompoSecure to diversify its business and customer base and to achieve enhancements in organic growth and operational efficiency, including for any future acquired companies; the ability of CompoSecure to create value for its shareholders and generate robust free cash flow; the ability of CompoSecure to grow and manage growth profitably, maintain relationships with customers, compete within its industry and retain its key employees; the possibility that CompoSecure may be adversely impacted by other global economic, business, competitive and/or other factors; the outcome of any legal proceedings that may be instituted against CompoSecure or others; future exchange and interest rates; and other risks and uncertainties, including those under "Risk Factors" in filings that have been made or will be made with the Securities and Exchange Commission. CompoSecure undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

This presentation may include certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and that may be different from non-GAAP financial measures used by other companies. The Company believes EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS, and Free Cash Flow are useful to investors in evaluating the Company's financial performance. The Company uses these measures internally to establish forecasts, budgets and operational goals to manage and monitor its business, as well as evaluate its underlying historical performance and/or to measure incentive compensation, as we believe that these non-GAAP financial measures depict the true performance of the business by encompassing only relevant and controllable events, enabling the Company to evaluate and plan more effectively for the future. Due to the forward-looking nature of the financial guidance included below, specific quantification of the charges excluded from the non-GAAP financial measures included in such financial guidance, including with respect to depreciation, amortization, interest, and taxes, that would be required to reconcile the non GAAP financial measures included in such financial guidance to GAAP measures are not available, so it is not feasible to provide accurate forecasted non-GAAP reconciliations without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included, and no reconciliation of the forward-looking non-GAAP financial measures is included. In addition, the Company's debt agreements contain covenants that use a variation of these measures for purposes of determining debt covenant compliance. The Company believes that investors should have access to the same set of tools that its management uses in analyzing operating results. EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS, and Free Cash Flow should not be considered as measures of financial performance under U.S. GAAP, and the items excluded from EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS, and Free Cash Flow are significant components in understanding and assessing the Company's financial performance. Accordingly, these key business metrics have limitations as an analytical tool. They should not be considered as an alternative to net income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flows from operating activities as a measure of the Company's liquidity and may be different from similarly titled non-GAAP measures used by other companies. Please refer to the tables below for the reconciliation of net income to EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS, and Free Cash Flow.

Industry and Market Information

Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources.

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Executive Summary Revised guidance for f ull y ear 2024 Net Sales expected to be in the range of $ 418 mm to $ 424 mm a nd Adjusted EBITDA of $148mm to $151mm Dave Cote’s Resolute Holdings acquired majority interest; Dave appointed executive chairman and we added new board members; impact eliminated dual - class stock & simplified tax structure, improving free cash flow Net Sales: Q3 ’24 vs. Q3 ‘23 increased 11% to $107mm compared to $97mm driven by strong international demand and product innovation 1 Adjusted EBITDA is a non - GAAP financial measure. For reconciliation of Adjusted EBITDA to the most directly comparable measure prepared in accordance with GAAP, please see the Appendix Adjusted EBITDA 1 : Q3 ‘24 vs. Q3 ‘23 increased 13% to $40mm compared to $36mm driven by higher net sales and lower SG&A High - profile customer card programs launched this quarter including US Bank Smartly, Goldman Sachs Debit, BTG in Brazil, and variety of fintechs and international banks 3 Capital One contract extended for another two years

2024 Company Objectives Grow and diversify metal payment cards while delivering exceptional quality to our customers Innovate across products, processes and platforms to differentiate from competition and continue emphasis on environmental impact Drive Arculus Authenticate and Cold Storage by demonstrating to our customers the value proposition of both hardware and software solutions Maintain margins through improved quality, production efficiency, sourcing optimization, and automation Grow Metal Payment Cards Innovate Across Functions Demonstrate Arculus Success Enhance Efficiency 1 4 3 2 Continue to evolve as a world - class organization, innovator, and employer of choice to deliver unparalleled customer and shareholder value Focus On Our People 5 4

Key Highlights – New Metal Card Programs Goldman Sachs Debit - US Qonto - France Military Bank - Vietnam HSBC - Singapore US Bank Smartly - US BTG - Brazil IDFC - India 5 Several high - profile metal payment card launches across the globe including both traditional banks and fintechs

Recent Trends across Payment Cards 1 American Express & JP Morgan Chase Earnings Presentations 2 American Express Earnings Presentations Year over Year Purchase Volume Growth 1 American Express New Card Acquisitions and Investment 2 - 32% - 6% 30% 4% 51% 13% 7% -35% -15% 5% 25% 45% 65% Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 American Express JP Morgan Chase 2.5 1.0 1.4 1.7 2.1 2.4 2.6 2.7 3.0 3.2 3.3 3.0 3.4 3.0 2.9 2.9 3.4 3.3 3.3 - 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 $0.0 $1.0 $2.0 $3.0 $4.0 New Cards (MM) Marketing & Business Development Spend ($B) 6 CompoSecure’s largest customers reported purchase volume growth vs. prior year while American Express acquired 3.3mm new cards behind robust investments

Card Issuer and Payment Network Sentiment

AMERICAN EXPRESS

"And we continue to see strong demand for our products as we bring new customers into the franchise with new cards acquired of 3.3 million in the quarter. Our strong acquisition and retention levels, along with our ongoing cycle of refreshing products continue to drive sustainable growth in card fee revenue. This strong growth represents a real proof point of the success of our strategy and the continued engagement of our customers." – *Christophe Le Caillec (CFO)*[1]

Capital One

"We continue to see compelling growth opportunities in our Domestic Card business. Our marketing continues to deliver strong new account growth across the Domestic Card business compared to the third quarter of 2023. Domestic Card marketing in the quarter included increased marketing to grow originations at the top of the market, higher media spend, and increased investment in differentiated customer experiences like our travel airport lounges and Capital One shopping." – *Richard Fairbank (Chairman & CEO)*[1]

JPMorgan Chase & Co.

"So overall, we see the spending patterns as being sort of solid and consistent with the narrative that the consumer is on solid footing and consistent with the strong labor market and the current central case of a kind of new landing scenario economically." – *Jeremy Barnum (CFO)*[1]

mastercard

"The macroeconomic environment remained supportive and continues to underpin the strength in consumer spending. The labor market remained strong, even if slightly below historically tight levels. And inflation has moderated, albeit at varied levels across categories and countries. Overall, we remain positive about our growth outlook, but we will continue to monitor the environment." – *Michael Miebach (CEO)*[1]

The payment card industry is performing well and remains optimistic about future growth

[1] Q3 '24 Earnings Transcripts

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Cardholders Issuers Elevated, Premium Experience • Metal cards instill feelings of quality, durability, exclusivity, and status Consumers Prefer Metal Cards Over Plastic • Superior tactile experience • Global surveys indicate consumer preference for metal Entrenched Preference for Physical Payment Cards Over Mobile • Perception of increased security with physical payment cards vs. mobile • Metal further elevates the tangible physical payment experience Environmental Sustainability • 65% post - consumer recycled stainless steel • Most new metal cards include a postage - paid envelope to return and recycle expired metal cards Highly Compelling Economics • Low, predictable cost of metal cards relative to ongoing marketing/rewards costs drives ROI for issuers Innovative Product Differentiation • Elevated user experience and branding encourages consumers to keep issuer cards top of wallet amidst highly competitive payment card market Quality Offering for Mass Affluent • Pioneering technology and manufacturing capabilities have reduced production costs, enabling issuers to target a wider variety of consumers Superior Metal Construct • Metal construction enables issuers to increase durability to support new technological capabilities Metal Payment Card’s Value Proposition 8 Metal payment cards offer an unmatched value proposition to both cardholders and issuers

Differentiated Capabilities ▪ Key manufacturing equipment heavily customized to enable proprietary processes ▪ Vast industry experience across the leadership team and entire organization to collaborate closely with clients and drive innovation ▪ Extensive trade secrets in metal card printing, proprietary coatings, and specialized etching and engraving ▪ Intense focus on intellectual property ▪ Broad protection on metal card manufacturing ▪ 60+ patents issued, 35+ pending, and with a constant focus on new technological innovations ▪ Strong operating leverage; produced 31mm+ metal cards in 2023 ▪ Available space to expand capacity within existing footprint ▪ Ability to provide volume and quality at scale larger than any competitor's existing metal card output SCALE TRADE SECRETS INTELLECTUAL PROPERTY 9 Comprehensive product portfolio, extensive business partnerships, advanced technology and innovation, and strong sustainability strategy Expertise Patents Expansive Operations

Arculus Capabilities

	Arculus Authenticate	Arculus Cold Storage
		$33,955.61 ARCULUS
Capability	Hardware-bound PassKey authenticator	Crypto and NFT hardware cold storage wallet
Use Cases	• Secure login on any iPhone, Android phone, or platform enabled with FIDO2 technology • New device authentication (on-boarding new phone) • Customer support authentication to call center • Step-up authentication for high-risk transactions	• Advanced three-factor authentication (biometric, PIN, and tapping card) • Securely store, send, and receive digital assets via user-friendly mobile application • Secure element with NFC connectivity (no battery or charging required)
Example	• Secure account and prevent hackers from gaining access to banking or social media app	• Generate, store, and secure keys for digital assets such as Bitcoin, Ethereum, Cardano, Solano, and many more
Distribution Channels	• White-labeled or co-branded solution sold through businesses for usage by their customer base	• White-labeled or co-branded solution sold through businesses for usage by their customer base • Direct to consumer

Created capability for Arculus to enable Web3 payments - using digital assets for everyday purchases at point of sale

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Financial Overview 11

$49 $55 Q3 2023 Q3 2024 $13 $27 Q3 2023 Q3 2024 $84 $80 Q3 2023 Q3 2024 $97 $107 Q3 2023 Q3 2024 Q3 2024 12 Total Net Sales » Lower in quarter but expected to rebound in Q4 » Strong performance from both traditional financial institutions and fintech » Momentum from new product innovation ( Trade Republic’s new program launch with our Echo Mirror card ) Strong third quarter results driven by international sales and improved production efficiencies » Driven by net sales growth and improved production efficiencies Domestic Net Sales International Net Sales Gross Profit Gross Margin 50.5% 51.7% Q3 2023 Q3 2024 » Improved production efficiencies and favorable product mix Up ~$10mm +11% vs prior year Down ~$4mm (5%) vs prior year Up ~$14mm +115% vs prior year Up ~$6mm +13% vs prior year Up 125 bps vs prior year $ Millions

$0.24 $0.27 Q3 2023 Q3 2024 36.7% 37.3% Q3 2023 Q3 2024 $36 $40 Q3 2023 Q3 2024 $22 $26 Q3 2023 Q3 2024 Q3 2024 13 Adjusted EBITDA 1 » Improved efficiencies and spend management » Includes net impact from Arculus investment in Q3 ‘24 of ($2.4mm) vs. Q3 ‘23 of ($3.1mm) » Adjusts out $108mm of non - cash charges from stock price Operating leverage increased in the quarter as Adjusted EBITDA grew at faster rate than Net Sales » Number of diluted shares up 90.8mm to 93.9mm Adjusted EBITDA Margin 1 Adjusted Net Income 1 Adjusted Diluted EPS 1 Up ~$4mm +13% vs prior year Up 69 bps vs prior year Up ~$4mm +18% vs prior year Up ~$0.03 +13% vs prior year $ Millions 1 Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, and Adjusted Diluted EPS are non - GAAP financial measure. For reco nciliation of these non - GAAP measures to the most directly comparable measure prepared in accordance with GAAP, please see the A ppendix

YTD Sept 2024

$ Millions

Total Net Sales

Up ~$29mm
+10% vs prior year



$291
$320
YTD Sept '23
YTD Sept '24

Domestic Net Sales

Up ~$22mm
+9% vs prior year



$236
$258
YTD Sept '23
YTD Sept '24

International Net Sales

Up ~$7mm
+13% vs prior year



$55
$62
YTD Sept '23
YTD Sept '24

Gross Profit

Up ~$11mm
+7% vs prior year



$156
$167
YTD Sept '23
YTD Sept '24

Gross Margin

Down 159 bps
vs prior year



53.7%
52.1%
YTD Sept '23
YTD Sept '24

- Expansion of existing client business as well as growth from new clients
- Strong performance from large traditional bank issuers
- Acceleration from both direct and indirect distribution channels
- Driven by net sales growth
- Primarily due to higher headcount and wage cost, inflationary costs of materials, and product mix

Strong year to date results driven by global sales growth across new and existing customers

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$0.72 $0.80 YTD Sept '23 YTD Sept '24 $65 $74 YTD Sept '23 YTD Sept '24 37.1% 36.8% YTD Sept '23 YTD Sept '24 $108 $118 YTD Sept '23 YTD Sept '24 YTD Sept 2024 15 » Impact from lower production efficiencies » Includes net impact from Arculus investment YTD Q3 ‘24 of ($6.5mm) vs. YTD Q3 ‘23 of ($11.8mm) » Benefitting from higher revenue growth Net investment from Arculus continues to trend favorably vs. prior year and remains on track to turn profitable in 2025 » Number of diluted shares up 90.4mm to 92.3mm Up ~$10mm +9% vs prior year Down 27 bps vs prior year Up ~$9mm +13% vs prior year Up ~$0.08 +11% vs prior year $ Millions 1 Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, and Adjusted Diluted EPS are non - GAAP financial measure. For reco nciliation of these non - GAAP measures to the most directly comparable measure prepared in accordance with GAAP, please see the A ppendix Adjusted EBITDA 1 Adjusted EBITDA Margin 1 Adjusted Net Income 1 Adjusted Diluted EPS 1

Net Sales Adjusted EBITDA 2 $98mm - $104mm $30mm - $33mm $418mm - $424mm $148mm - $151mm 2024F +$ 27 mm / +$33mm +3mm / +$6mm B/(W) vs. ‘23 B/(W) vs. ‘23 +7% / + 9% +2% / +4% Q4F 2024 Guidance Revised full year Net Sales and Adjusted EBITDA guidance 1 1 Previous guidance was Net Sales of $418mm - $428mm and Adjusted EBITDA of $150mm - $157mm 2 Adjusted EBITDA is a non - GAAP financial metric. For a reconciliation of Adjusted EBITDA to the most - comparable GAAP metric, plea se see the Appendix to this presentation 16

Balance Sheet (Unaudited) Source: Company financials Note: Financial position has been derived from CompoSecure’s consolidated financial statements for the quarters ended Septemb er 30, 2024 and December 31, 2023 respectively Q4 2023A Q3 2024A ($mm) Assets Current Assets $41 $53 Cash & cash equivalents 40 44 Accounts receivable, net 53 55 Inventories 5 5 Prepaid expenses and other Current assets 139 157 Total Current Assets 25 23 Property and equipment, net 24 245 Deferred tax assets 12 10 Other assets $201 $435 Total assets Liabilities and Members' Equity Current Liabilities $5 $10 Accounts payable 12 13 Accrued expenses 13 31 Other current liabilities 10 10 Current portion of long - term debt 41 65 Total current liabilities 198 188 Long - term debt, net of deferred finance costs 0 0 Line of credit 128 128 Convertible Debt, net of debt discount 39 339 Other liabilities $407 $720 Total liabilities (206) (285) Members' Equity $201 $435 Total liabilities and members' equity 17 Finished the quarter with $53mm in cash, up $12mm vs. end of year 2023

Statement of Cash Flows (Unaudited) Source: Company financials Note: Cash flows have been derived from CompoSecure’s consolidated financial statements for the nine months ended September 3 0, 2024 and 2023 respectively YTD Q3 '23A YTD Q3 '24A ($mm) Cash flows from operating activities $81 ($35) Net income 6 7 Depreciation 13 15 Equity - based compensation expense 1 1 Amortization of deferred finance costs (12) 110 Change in fair value of earnout, warrant and derivative (11) (3) Accounts receivable 7 4 Accounts payable (10) (3) Inventories (1) (5) Deferred tax expense (benefit) (1) 0 Other liabilities 4 1 Accrued expenses $78 $94 Net cash provided by operating activities Cash flows rom investing activities (7) (5) Acquisition of property and equipment ($7) ($5) Net cash used in investing activities Cash flows from financing activities 1 3 Proceeds from employee stock purchase plan and exercise of equity awards 0 (9) Dividend to Class A shareholders (2) 0 Payment of Tax receivable agreement liability (3) (8) Payments for taxes related to net share settlement of equity awards (18) (10) Payment of term loan 0 (16) Distributions (0) (2) Deferred finance costs related to debt origination (38) (35) Tax Distribution to members ($61) ($77) Net cash used in financing activities 10 11 Net increase (decrease) cash, cash equivalents and restricted cash $14 $41 Cash, cash equivalents and restricted cash, beginning of year $24 $53 Cash, cash equivalents and restricted cash, end of year 18 Net cash from operating activities YTD Sept ‘24 is $94mm, up $16mm vs. prior year

Early Expectations for 2025 Stable supply chain conditions with typical variability in material pricing and continued diversification of sources Positive sentiment of payment card industry, long - term contracts with largest customers, strong backlog, and visibility into sales pipeline provide confidence into metal card organic growth Growing focus on fraud reduction provides Arculus Authenticate opportunities Generation of strong free cash flow to invest in production and process innovation and diversify the business and customer base though M&A activity 19 Improvement of operational efficiencies through the development of the CompoSecure Operating System Global political and economic uncertainty Continued competition across the metal card industry Gradual adoption of digital wallets for point - of - sale transactions Tailwinds Headwinds Strong pipeline for new product innovation and interest from new and existing customers Rising labor costs and competition for top talent Will provide specific 2025 Net Sales and Adjusted EBITDA guidance at next reporting cycle, consistent with prior years

Key Takeaways Arculus net investment trending favorably and remains on track to turn profitable in 2025 Delivered strong results on both the top and bottom line driven by international performance and consistent sales execution Customers reporting sustained growth and commitment to ongoing marketing investment reaffirming our belief in strong growing market for metal payment cards With addition of Dave Cote as Executive Chairman and new board members, we are well - equipped to continue driving organic growth, maximize operating efficiencies, and pursue growth opportunities through M&A 20

Investor Relations Contact ir.composecure.com Sean Mansouri 720 - 330 - 2829 ir@composecure.com 21

Appendix 22

CompoSecure , Inc. (Nasdaq: CMPO) Summary Equity Capitalization Table (with net exercise model) As of September 30, 2024 # of Shares Issued & Outstanding # of Shares Issued & Outstanding Holders 82.7mm 82.7mm Public Shareholders: Class A # of Shares Reserved for Immediately Exercisable In - The - Money Options (assuming net exercise) 1 # of Shares Reserved for Immediately Exercisable In - The - Money Options Holders 0.4mm 0.8mm Merger Rollover Options 83.1mm 83.5mm Subtotal # of Shares Reserved for Conversion (assuming net exercise) # of Shares Reserved for Conversion Convertible Instruments 8.1mm 22.4mm Public Warrants 2 13.6 mm 13 . 6 mm Exchangeable Notes 3 10 4.8 mm 119.5 mm Grand Total Notes: The table above excludes shares which may be issued in the future for equity incentive plan, employee stock purchase p lan , 401K plan and contingent “earnout”. Contingent “earnout” from 2021 merger gives certain equity holders the right to receive up to 7,500,000 additional shares of the Company's Class A common stock bas ed on the achievement of certain stock price thresholds. See Note 9 to the Q3 2024 financial statements for more detail. 1 Assumes exercise net of strike price, valuation at assumed FMV of $10.00 2 Assumes treasury stock method, $11.50 strike price, & valuation at assumed FMV of $18.00 3 The conversion price has been temporarily adjusted to $9.57 from September 19, 2024 to November 29, 2024 and will revert to $ 10. 98 after that period. See Note 5 to the Q3 2024 financial statements for more detail. Assumes $10.98 conversion price with redemption (at company’s discretion) on or after December 15, 2024 if s toc k price exceeds $14.27. 23

Statement of Operations (Unaudited) Source: Company financials Note: Operating results have been derived from CompoSecure’s consolidated financial statements for the three and nine months end ed September 30, 2024 and 2023 respectively Note: Totals may not sum due to rounding 1 Includes other income (expense) and income tax (expense) benefit as presented in annual and interim financial statements YTD Q3 '23A YTD Q3 '24A Q3 2023A Q3 2024A ($mm) Revenue $291 $320 $97 $107 Net Sales (135) (153) (48) (52) Cost of Sales $156 $167 $49 $55 Gross Profit Operating Expenses (68) (75) (20) (26) Selling, general and administrative $89 $92 $29 $29 Income from operations Other expense (7) (127) 9 (115) Other income (expense), net $81 ($35) $38 ($85) Net Income (Loss) 24

Non - GAAP Adjusted EBITDA Reconciliation (Unaudited) Source: Company financials Non - Cash Equity Awards : Equity based expenses related to the equity incentive plan Non - Cash Mark - to - Market Adjustments : Related to changes in fair value of liabilities for warrants, earnouts and derivatives assets 1 2 1 2 YTD Q3 '23A YTD Q3 '24A Q3 '23A Q3 '24A $mm $81 ($35) $38 ($85) Net Income 18 17 6 6 Interest Expense 6 7 2 2 Depreciation and Amortization 1 0 1 1 Taxes $107 ($11) $47 ($77) Unadjusted EBITDA 13 15 5 6 Non - Cash Stock Comp Expense - 12 110 - 16 108 Mark - to - market Adjustments 0 4 0 3 Other $1 $129 ($12) $117 Total EBITDA Adjustments $108 $118 $36 $40 Adjusted EBITDA 37.1% 36.8% 36.7% 37.3% Adjusted EBITDA % 25

Q 3 Earnings per Share: GAAP 38 . 2 mm 3 Basic Q2 YTD ‘22 GAAP Net Income (Loss) ( $ 85 . 5 mm ) ( $ 1 . 10) ( $ 42 . 1 mm ) 1 Three Months Ended Sep 30, 2024 ( $ 85 . 5 mm ) ( $ 42 . 1 mm ) 2 38 . 2 mm 4 ( $ 1 . 10) $ 38 . 1 mm $3 8 . 1 mm $ 7 . 5 mm $1 2 . 3 mm 1 9 . 1 mm 35. 8 mm $0.3 9 $0. 34 Net Income (Loss) used in EPS Total Shares used in EPS Earnings per Share Diluted Basic Diluted Source: Company Financials 1 46.47 % of N et In come (Loss) of ( $ 81 . 1 mm ) of operating entities plus 100% of C - Corp net loss of $ 4 . 4 mm. 2 46.47% of N et I ncome (Loss) of ( $ 81 . 1 mm ) of operating entities plus 100% of C - Corp net loss of $ 4 . 4 mm. 3 Weighted - average outstanding Class A Shares. 4 Weighted - average outstanding Class A Shares. 26 Three Months Ended Sep 30, 202 3

Q 3 Adjusted Earnings per Share 8 2 .2mm 3 Basic Q2 YTD ‘22 GAAP Net Income (Loss) ( $ 85 . 5 mm ) $0.31 $25. 6 mm 1 Three Months Ended Sep 30, 2024 Three Months Ended Sep 30, 2023 ( $ 85 . 5 mm ) $25. 6 mm 1 9 3 . 9 mm 4 $0.27 $3 8 . 1 mm $3 8 . 1 mm $2 1 . 7 mm 2 $2 1 . 7 mm 2 7 9 . 0 mm 3 90. 8 mm 5 $0.2 7 $0.2 4 Adjusted Net Income Total Shares used in EPS Adjusted EPS 6 Diluted Basic Diluted Source: Company Financials 1 GAAP Net Income (Loss) of ( $ 85 . 5 mm ) less Additional Tax Provision of $ 6 . 5 mm plus Fair Value/Mark to Market Changes for Warrants and Earnouts, Equity Awards Adjustment and secondary offer transaction cost of $ 1 17 . 5 mm. 2 GAAP Net Income of $3 8 . 1 mm less Additional Tax Provision of $ 4 . 9 mm less Fair Value/Mark to Market Changes for Warrants and Earnouts , Equity Awards Adjustment and secondary offer transactio n c ost of $ 11 . 4 mm. 3 Outstanding Class A plus Class B Shares. 4 Outstanding Class A plus Class B Shares plus $8.1mm Public Warrants (Converted Using Treasury Stock Method) and $ 3 .5mm Equity Awards. 5 Outstanding Class A plus Class B Shares plus $8.1mm Public Warrants (Converted Using Treasury Stock Method) and $ 3 . 7 mm Equity Awards 6 Adjusted Net Income and Adjusted EPS are non - GAAP financial measures. For reconciliation of these non - GAAP measures to the most directly comparable measures prepared in accordance with GAAP, please see the Appendix 27

YTD Earnings per Share: GAAP 28.1 mm 3 Basic Q2 YTD ‘22 GAAP Net Income (Loss) ( $ 34 . 8 mm ) ( $ 0 . 58) ( $ 16 . 4 mm ) 1 Nine M onths E nded Sep 30, 2024 Nine M onths E nded Sep 30, 2023 ( $ 34 . 8 mm ) ( $ 16 . 4 mm ) 2 28 . 1 mm 4 ( $0. 58) $ 81 . 5 mm $ 81 . 5 mm $ 15 . 8 mm $ 26 . 5 mm 18. 4 mm 35. 4 mm $0. 86 $0. 75 Net Income (Loss) used in EPS Total Shares used in EPS Earnings per Share Diluted Basic Diluted Source: Company Financials 1 34.57 % of net income of $ 28 . 1 mm of operating entities plus 100% of C - Corp net loss of $ 6 . 7 mm. 2 34.57% of net income of $ 28 . 1 mm of operating entities plus 100% of C - Corp net loss of $ 6 . 7 mm. 3 Weighted - average outstanding Class A Shares. 4 Weighted - average outstanding Class A Shares. 28

YTD Adjusted Earnings per Share 8 1 . 3 mm 3 Basic Q2 YTD ‘22 GAAP Net Income (Loss) ( $ 34 . 8 mm ) $0. 91 $ 73 . 8 mm 1 Nine M onths E nded Sep 30, 2024 Nine M onths E nded Sep 30, 2023 ( $ 34 . 8 mm ) $ 73 . 8 mm 1 9 2 . 3 mm 4 $0. 80 $ 81 . 5 mm $ 81 . 5 mm $ 65 . 3 mm 2 $ 65 . 3 mm 2 78. 4 mm 3 90. 4 mm 5 $0. 83 $0. 72 Adjusted Net Income Total Shares used in EPS Adjusted EPS 6 Diluted Basic Diluted Source: Company Financials 1 GAAP Net Income (Loss) of ( $3 4 . 8 mm ) less Additional Tax Provision of $ 20 . 4 mm plus Fair Value/Mark to Market Changes for Warrants and Earnouts, Equity Awards Adjustment and secondary offer transaction co st o $1 29 . 1 mm. 2 GAAP Net Income of $ 81 . 5 mm less Additional Tax Provision of $1 7 . 0 mm less Fair Value/Mark to Market Changes for Warrants and Earnouts and Equity Awards Adjustment of $ 0 . 7 mm. 3 Outstanding Class A plus Class B Shares. 4 Outstanding Class A plus Class B Shares plus $8.1mm Public Warrants (Converted Using Treasury Stock Method) and $2. 9 mm Equity Awards. 5 Outstanding Class A plus Class B Shares plus $8.1mm Public Warrants (Converted Using Treasury Stock Method) and $ 3 . 9 mm Equity Awards 6 Adjusted Net Income and Adjusted EPS are non - GAAP financial measures. For reconciliation of these non - GAAP measures to the most directly comparable measures prepared in accordance with GAAP, please see the Appendix 29

Q3 Non - GAAP EPS Reconciliation (Unaudited) Source: Company financials 1 Assumes treasury stock method, valuation at assumed FMV of $18.00 2 Includes options, RSUs, and ESPP shares Three months ended September 30, 2023 Three months ended September 30, 2024 DILUTED BASIC DILUTED BASIC in millions $ 38.0 $ 38.0 $ (85.5) $ (85.5) GAAP Net Income 0.9 0.9 0.6 0.6 Adjust for tax (benefit) expense (5.9) (5.9) (7.1) (7.1) Tax Provision $ 33.0 $ 33.0 $ (92.0) $ (92.0) Tax Adjusted Net Income (11.4) (11.4) 117.5 117.5 Stock Based Compensation and Fair Value Adjustment $ 21.6 $ 21.6 $ 25.5 $ 25.5 Adjusted Net Income 78.5 79.0 82.2 82.2 Class A + Class B Shares 8.1 — 8.1 — Public Warrants 1 4.0 — 3.5 — Equity Awards 2 90.6 79.0 93.8 82.2 Total Shares $ 0.24 $ 0.27 $ 0.27 $ 0.31 EPS 30

YTD Sept Non - GAAP EPS Reconciliation (Unaudited) Source: Company financials 1 Assumes treasury stock method, valuation at assumed FMV of $18.00 2 Includes options, RSUs, and ESPP shares Nine months ended September 30, 2023 Nine months ended September 30, 2024 DILUTED BASIC DILUTED BASIC in millions $ 81.5 $ 81.5 $ (34.8) $ (34.8) GAAP Net Income 0.7 0.7 0.1 0.1 Adjust for tax (benefit) expense (17.6) (17.6) (20.5) (20.5) Tax Provision $ 64.6 $ 64.6 $ (55.2) $ (55.2) Tax Adjusted Net Income 0.7 0.7 129.1 129.1 Stock Based Compensation and Fair Value Adjustment $ 65.3 $ 65.3 $ 73.9 $ 73.9 Adjusted Net Income 78.4 78.4 81.3 81.3 Class A + Class B Shares 8.1 — 8.1 Public Warrants 1 3.9 — 2.9 Equity Awards 2 90.4 78.4 92.3 81.3 Total Shares $ 0.72 $ 0.83 $ 0.80 $ 0.91 EPS 31